EXHIBIT 99.2

Supplemental Investor Package Third Quarter 2015 Investor Contact: Jennifer DiBerardino Senior Vice President, Investor Relations and Treasurer Tel: 973-948-1364 jennifer.diberardino@selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Balance Sheet Data
(unaudited)

	September 30,				September 30,				December 31,
($ in thousands, except per share data)	2015				2014				2014
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain	Sheet		Value	Gain	Sheet		Value	Gain
Invested Assets:
Corporate bonds [1]	$2,901,352		2,904,449	37,945	$2,585,882		2,590,023	44,665	$2,693,324		2,697,332	47,437
Government and Municipal bonds	1,679,563		1,686,985	50,263	1,717,838		1,731,805	58,036	1,690,935		1,702,751	59,680
Total fixed income securities	4,580,915		4,591,434	88,208	4,303,720		4,321,828	102,701	4,384,259		4,400,083	107,117
Equities	221,951		221,951	1,131	211,266		211,266	30,846	191,400		191,400	32,389
Short-term investments	125,855		125,855	-	181,593		181,593	-	131,972		131,972	-
Other investments	85,146		85,146	-	106,548		106,548	-	99,203		99,203	-
Total invested assets	$5,013,867		5,024,386	89,339	$4,803,127		4,821,235	133,547	$4,806,834		4,822,658	139,506

Invested assets per $ of stockholders' equity	3.69				3.79				3.77

Total assets	6,898,117				6,577,419				6,581,550

Liabilities:
Reserve for loss and loss expenses	3,517,751				3,445,706				3,477,870
Unearned premium reserve	1,218,884				1,143,979				1,095,819

Total liabilities	5,539,095				5,310,494				5,305,964

Stockholders' equity	1,359,022				1,266,925				1,275,586

Total debt to capitalization ratio	22.5%				23.6%				22.9%

Book value per share	23.77				22.45				22.54

Book value per share excluding
unrealized gain or loss on fixed income portfolio	22.88				21.48				21.49

NPW per insurance segment employee	958				896				908

Statutory premiums to surplus ratio	1.5	x			1.4	x			1.4	x

Statutory surplus	1,367,343				1,323,097				1,307,842

1 Includes mortgage-backed and asset-backed securities.

 Selective Insurance Group, Inc. & Consolidated Subsidiaries

 Selected Income Statement Data

 (unaudited)

		Quarter Ended September 30,				Year-to-Date September 30,
($ in thousands, except per share amounts)		2015		2014		2015		2014
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue		$540,457		$515,358		$1,586,322		$1,531,278
Operating income		46,796	0.81	43,262	0.76	110,221	1.90	82,935	1.44
Net realized gains, after tax		200	0.00	9,900	0.17	10,251	0.18	17,542	0.31
Net income		46,996	0.81	53,162	0.93	120,472	2.08	100,477	1.75
Operating return on equity		14.0%		13.8%		11.2%		9.1%

Total Insurance Operations
Gross premiums written		637,528		598,638		1,868,760		1,742,530
Net premiums written		545,025		495,121		1,595,246		1,451,694
Net premiums earned		507,390		462,639		1,473,822		1,382,759
Underwriting gain	- before tax	44,831		34,437		99,976		39,506
	- after tax	29,140	0.50	22,384	0.39	64,984	1.12	25,679	0.45
GAAP combined ratio		91.2%		92.6%		93.2%		97.1%

Standard Commercial Lines
Net premiums earned		389,542		352,143		1,132,280		1,056,091
GAAP combined ratio		88.7%		92.1%		90.3%		96.2%
Standard Personal Lines
Net premiums earned		72,088		74,377		216,638		223,739
GAAP combined ratio		96.1%		89.2%		102.0%		100.0%
Excess and Surplus Lines
Net premiums earned		45,760		36,119		124,904		102,929
GAAP combined ratio		104.4%		103.8%		104.0%		100.4%

Investments
Net investment income	- before tax	32,061		34,292		91,208		106,600
	- after tax	24,555	0.42	25,765	0.45	70,542	1.22	79,672	1.39
Effective tax rate		23.4%		24.9%		22.7%		25.3%
Annualized after-tax yield on investment portfolio						1.9%		2.3%
Annualized after-tax, after-interest expense yield						1.6%		2.0%
Invested assets per $ of stockholders' equity						3.69		3.79

Other expenses (net of other income)
Interest expense	- before tax	(5,489)		(5,558)		(16,458)		(16,544)
	- after tax	(3,568)	(0.06)	(3,613)	(0.06)	(10,698)	(0.18)	(10,754)	(0.19)

Other expense - after tax		$(3,331)	(0.05)	$(1,274)	(0.02)	$(14,607)	(0.26)	$(11,662)	(0.21)

Diluted weighted avg shares outstanding		57,984		57,406		57,838		57,286

Selective Insurance Group, Inc. & Consolidated Subsidiaries

GAAP Insurance Operations Results

(unaudited)

Third Quarter
($ in thousands)	Quarter Ended September 30, 2015				Quarter Ended September 30, 2014

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	414,031	76,927	54,067	545,025	376,438	79,048	39,635	495,121
Net Premiums Earned	389,542	72,088	45,760	507,390	352,143	74,377	36,119	462,639
Loss and Loss Expense Incurred	203,621	49,588	31,952	285,161	201,352	45,137	24,443	270,932
Net Underwriting Expenses Incurred	139,973	19,674	15,830	175,477	121,864	21,203	13,047	156,114
Dividends to Policyholders	1,921	-	-	1,921	1,156	-	-	1,156
GAAP Underwriting Gain (Loss)	44,027	2,826	(2,022)	44,831	27,771	8,037	(1,371)	34,437

GAAP Ratios
Loss and Loss Expense Ratio	52.3%	68.8%	69.8%	56.2%	57.2%	60.7%	67.7%	58.6%
Underwriting Expense Ratio	35.9%	27.3%	34.6%	34.6%	34.6%	28.5%	36.1%	33.8%
Dividends to Policyholders Ratio	0.5%	0.0%	0.0%	0.4%	0.3%	0.0%	0.0%	0.2%
Combined Ratio	88.7%	96.1%	104.4%	91.2%	92.1%	89.2%	103.8%	92.6%

Year-to-Date
($ in thousands)	Year-to-Date September 30, 2015				Year-to-Date September 30, 2014

	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	1,240,110	217,937	137,199	1,595,246	1,119,648	224,567	107,479	1,451,694
Net Premiums Earned	1,132,280	216,638	124,904	1,473,822	1,056,091	223,739	102,929	1,382,759
Loss and Loss Expense Incurred	619,857	156,490	85,374	861,721	660,523	162,027	66,723	889,273
Net Underwriting Expenses Incurred	397,829	64,443	44,563	506,835	351,781	61,617	36,639	450,037
Dividends to Policyholders	5,290	-	-	5,290	3,943	-	-	3,943
GAAP Underwriting Gain (Loss)	109,304	(4,295)	(5,033)	99,976	39,844	95	(433)	39,506

GAAP Ratios
Loss and Loss Expense Ratio	54.7%	72.2%	68.4%	58.5%	62.5%	72.4%	64.8%	64.3%
Underwriting Expense Ratio	35.1%	29.8%	35.6%	34.3%	33.3%	27.6%	35.6%	32.5%
Dividends to Policyholders Ratio	0.5%	0.0%	0.0%	0.4%	0.4%	0.0%	0.0%	0.3%
Combined Ratio	90.3%	102.0%	104.0%	93.2%	96.2%	100.0%	100.4%	97.1%

Selective Insurance Group, Inc. and Consolidated Subsidiaries

GAAP Investment Income

September 2015 (unaudited)

	Quarter Ended		%	Year-to-Date		%
	September	September	Increase	September	September	Increase
($ in thousands, except per share data)	2015	2014	(Decrease)	2015	2014	(Decrease)
Investment Income:
Interest:
Fixed Income Securities	$30,601	30,706	(0)	$92,227	95,515	(3)
Short-term	24	15	60	72	48	50
Other Investments	1,337	3,906	(66)	(781)	12,677	(106)
Dividends:	2,370	1,909	24	6,546	5,094	29
	34,332	36,536	(6)	98,064	113,334	(13)

Investment Expense	2,271	2,244	1	6,856	6,734	2

Net Investment Income Before Tax	32,061	34,292	(7)	91,208	106,600	(14)

Tax	7,506	8,527	(12)	20,666	26,928	(23)

Net Investment Income After Tax	$24,555	25,765	(5)	$70,542	79,672	(11)

Net Investment Income per Share	$0.42	0.45	(7)	$1.22	1.39	(12)

Effective Tax Rate	23.4%	24.9%		22.7%	25.3%

Average Yields :

Fixed Income Securities:
Pre Tax				2.74%	3.03%
After Tax				2.08%	2.27%

Portfolio:
Pre Tax				2.48%	3.03%
After Tax				1.92%	2.26%

	Quarter Ended			Year-to-Date
	September	September		September	September
Net Realized Gains (Losses)	2015	2014		2015	2014
Fixed Income Securities	(80)	662		587	1,446
Equity Securities	388	14,568		15,838	25,541
Other Investments	-	1		(654)	1

Total	308	15,231		15,771	26,988
Net of Tax	200	9,900		10,251	17,542

As of September 30, 2015 year-to-date new money rates for fixed income securities were 2.2% on a pre-tax basis and 1.6% on an after-tax basis.

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2015 Statutory Results by Line of Business

Quarter Ended September 2015 (unaudited)

	Net Premiums	Percent	Net Premiums	Percent	Loss	LAE	Underwriting Expense	Dividends to Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2015	2014	Gain/(Loss)
Standard Personal Lines:

Homeowners	$37,491	(2.4)%	$33,670	(0.8)%	56.9%	8.5%	31.5%	0.0%	96.8%	86.8%	$(115)
Auto	37,610	(3.4)%	36,624	(2.8)%	63.3%	8.8%	31.3%	0.0%	103.4%	100.3%	(1,568)
Other (including flood)	1,826	6.2%	1,794	(34.2)%	67.6%	(7.2)%	(178.7)%	0.0%	(118.3)%	(135.3)%	3,975
Total	$76,927	(2.7)%	$72,088	(3.1)%	60.4%	8.3%	26.3%	0.0%	95.0%	88.9%	$2,292

Standard Commercial Lines:

Commercial property	$77,674	8.7%	$68,587	11.9%	24.5%	5.2%	38.1%	0.0%	67.8%	79.9%	$18,665
Workers compensation	74,446	13.2%	74,560	11.7%	37.1%	14.2%	30.2%	2.5%	84.0%	111.2%	11,996
General liability	130,722	11.0%	123,252	11.1%	38.0%	14.7%	36.4%	0.0%	89.1%	84.2%	10,761
Auto	97,941	8.1%	90,758	8.6%	62.0%	8.9%	33.5%	0.1%	104.5%	92.8%	(6,478)
Businessowners' policies	23,936	9.2%	23,726	9.6%	46.9%	12.4%	40.7%	0.0%	100.0%	90.3%	(74)
Bonds	5,375	0.2%	5,031	5.0%	16.4%	8.4%	66.7%	0.0%	91.5%	86.3%	197
Other	3,937	8.5%	3,628	12.1%	(0.3)%	0.1%	60.2%	0.0%	60.0%	55.8%	1,265
Total	$414,031	10.0%	$389,542	10.6%	40.9%	11.3%	35.7%	0.5%	88.4%	90.9%	$36,332

E&S	$54,067	36.4%	$45,760	26.7%	51.4%	18.5%	31.2%	0.0%	101.1%	102.9%	$(3,088)

Total Insurance Operations	$545,025	10.1%	$507,390	9.7%	44.6%	11.5%	34.0%	0.4%	90.5%	91.5%	$35,536

Note: Some amounts may not foot due to rounding.

	2015	2014
Losses Paid	$ 237,573	$ 227,149
LAE Paid	50,084	50,339
Total Paid	$ 287,657	$ 277,488

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2015 Statutory Results by Line of Business

Year-to-Date September 2015 (unaudited)

	Net Premiums	Percent	Net Premiums	Percent	Loss	LAE	Underwriting Expense	Dividends to Policyholders	Combined Ratio	Combined Ratio	Underwriting
($ in thousands)	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2015	2014	Gain/(Loss)
Standard Personal Lines:

Homeowners	$101,837	(2.1)%	$101,122	0.3%	65.0%	8.2%	34.9%	0.0%	108.0%	110.8%	$(8,291)
Auto	111,125	(3.3)%	110,374	(3.1)%	61.5%	10.6%	33.4%	0.0%	105.5%	100.5%	(6,291)
Other (including flood)	4,975	(11.7)%	5,142	(42.6)%	66.5%	(2.8)%	(172.2)%	0.0%	(108.5)%	(102.3)%	10,437
Total	$217,937	(3.0)%	$216,638	(3.2)%	63.3%	9.1%	29.3%	0.0%	101.7%	99.9%	$(4,145)

Standard Commercial Lines:

Commercial property	$219,308	10.7%	$199,699	9.3%	44.1%	5.2%	37.5%	0.1%	86.9%	104.1%	$18,868
Workers compensation	233,722	13.0%	213,991	4.3%	42.1%	15.5%	28.0%	2.2%	87.7%	109.6%	20,788
General liability	395,840	11.4%	357,430	7.9%	29.6%	15.7%	34.6%	0.1%	80.0%	81.8%	58,078
Auto	291,547	9.1%	265,771	6.6%	60.0%	9.2%	32.3%	0.1%	101.5%	93.7%	(12,374)
Businessowners' policies	71,776	8.7%	69,603	9.1%	57.8%	12.1%	39.0%	0.0%	108.9%	112.4%	(7,071)
Bonds	16,404	5.6%	15,137	6.0%	16.4%	7.0%	64.1%	0.0%	87.5%	82.7%	1,075
Other	11,513	10.2%	10,649	10.6%	0.1%	0.1%	55.8%	0.0%	56.0%	49.7%	4,202
Total	$1,240,110	10.8%	$1,132,280	7.2%	42.9%	11.8%	34.2%	0.5%	89.4%	95.5%	$83,566

E&S	$137,199	27.7%	$124,904	21.3%	49.5%	18.8%	33.5%	0.0%	101.8%	100.3%	$(6,431)

Total Insurance Operations	$1,595,246	9.9%	$1,473,822	6.6%	46.5%	12.0%	33.4%	0.4%	92.3%	96.6%	$72,990

Note: Some amounts may not foot due to rounding.

	2015	2014
Losses Paid	$ 656,683	$ 662,435
LAE Paid	144,145	139,178
Total Paid	$ 800,828	$ 801,613

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

2015 Net Catastrophe Losses and Prior Year Casualty Reserve Development

Statutory Results by Line of Business

(unaudited)

	Quarter Ended				Year-to-Date
Net Catastrophe Losses Incurred	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio
Standard Personal Lines	$5,784	8.0%	$1,605	2.2%	$20,381	9.4%	$22,618	10.1%

Standard Commercial Lines	$758	0.2%	$3,259	0.9%	$33,016	2.9%	$41,946	4.0%

E&S	$308	0.7%	$511	1.4%	$2,752	2.2%	$2,386	2.3%

Total Insurance Operations	$6,850	1.3%	$5,375	1.2%	$56,149	3.8%	$66,949	4.8%

Prior Year Casualty Reserve Development	Quarter Ended				Year-to-Date
(Favorable) / Unfavorable	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio
Standard Personal Lines	$-	0.0%	$(2,000)	(2.7)%	$-	0.0%	$(6,000)	(2.7)%

Standard Commercial Lines	$(19,000)	(4.9)%	$(10,000)	(2.8)%	$(61,000)	(5.4)%	$(37,500)	(3.6)%

E&S	$4,000	8.7%	$4,000	11.1%	$6,000	4.8%	$4,000	3.9%

Total Insurance Operations	$(15,000)	(3.0)%	$(8,000)	(1.7)%	$(55,000)	(3.7)%	$(39,500)	(2.9)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Balance Sheets

($ in thousands, except share amounts)	(Unaudited) September 30, 2015	December 31, 2014
ASSETS
Investments:
Fixed income securities, held-to-maturity – at carrying value (fair value: $240,388 – 2015; $333,961 – 2014)	$229,869	318,137
Fixed income securities, available-for-sale – at fair value (amortized cost: $4,273,771 – 2015; $3,975,786 – 2014)	4,351,046	4,066,122
Equity securities, available-for-sale – at fair value (cost: $220,820 – 2015; $159,011 – 2014)	221,951	191,400
Short-term investments (at cost which approximates fair value)	125,855	131,972
Other investments	85,146	99,203
Total investments	5,013,867	4,806,834
Cash	15,113	23,959
Interest and dividends due or accrued	38,009	38,901
Premiums receivable, net of allowance for uncollectible accounts of: $4,612 – 2015; $4,137 – 2014	653,966	558,778
Reinsurance recoverable, net	561,364	581,548
Prepaid reinsurance premiums	148,634	146,993
Deferred federal income tax	93,062	98,449
Property and equipment – at cost, net of accumulated depreciation and amortization of: $184,406 – 2015; $172,183 – 2014	65,657	59,416
Deferred policy acquisition costs	213,666	185,608
Goodwill	7,849	7,849
Other assets	86,930	73,215
Total assets	$6,898,117	6,581,550

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for loss and loss expenses	$3,517,751	3,477,870
Unearned premiums	1,218,884	1,095,819
Notes payable	394,309	379,297
Current federal income tax	12,607	3,921
Accrued salaries and benefits	158,044	158,382
Other liabilities	237,500	190,675
Total liabilities	$5,539,095	5,305,964

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$-	-
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 100,673,864 – 2015; 99,947,933 – 2014	201,348	199,896
Additional paid-in capital	320,987	305,385
Retained earnings	1,409,536	1,313,440
Accumulated other comprehensive (loss) income	(6,039)	19,788
Treasury stock – at cost (shares: 43,492,212 – 2015; 43,353,181 – 2014)	(566,810)	(562,923)
Total stockholders’ equity	$1,359,022	1,275,586
Commitments and contingencies
Total liabilities and stockholders’ equity	$6,898,117	6,581,550

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Income

	Quarter Ended September 30,		Nine Months Ended September 30,
($ in thousands, except per share amounts)	2015	2014	2015	2014
Revenues:
Net premiums earned	$507,390	462,639	1,473,822	1,382,759
Net investment income earned	32,061	34,292	91,208	106,600
Net realized gains:
Net realized investment gains	1,590	15,231	23,598	28,370
Other-than-temporary impairments	(1,282)	-	(7,827)	(1,382)
Total net realized gains	308	15,231	15,771	26,988
Other income	698	3,196	5,521	14,931
Total revenues	540,457	515,358	1,586,322	1,531,278

Expenses:
Loss and loss expense incurred	285,161	270,932	861,721	889,273
Policy acquisition costs	174,802	158,101	509,295	462,540
Interest expense	5,489	5,558	16,458	16,544
Other expenses	9,166	5,441	29,954	22,990
Total expenses	474,618	440,032	1,417,428	1,391,347
Income before federal income tax	65,839	75,326	168,894	139,931

Federal income tax expense:
Current	9,141	7,373	29,128	22,692
Deferred	9,702	14,791	19,294	16,762
Total federal income tax expense	18,843	22,164	48,422	39,454
Net income	$46,996	53,162	120,472	100,477

Earnings per share:
Basic net income	$0.82	0.94	2.11	1.79
Diluted net income	$0.81	0.93	2.08	1.75
Dividends to stockholders	$0.14	0.13	0.42	0.39

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Comprehensive Income	Quarter Ended		Nine Months Ended
	September 30,		September 30,
($ in thousands)	2015	2014	2015	2014
Net income	$46,996	53,162	120,472	100,477

Other comprehensive income (loss), net of tax:
Unrealized gains (losses) on investment securities:
Unrealized holding gains (losses) arising during period	5,442	(8,988)	(18,132)	41,767
Amount reclassified into net income:
Held-to-maturity securities	(63)	(243)	(353)	(683)
Non-credit other-than-temporary impairments	—	780	232	1,085
Realized gains on available-for-sale securities	(199)	(10,683)	(10,906)	(18,637)
Total unrealized gains (losses) on investment securities	5,180	(19,134)	(29,159)	23,532

Defined benefit pension and post-retirement plans:
Amounts reclassified into net income:
Net actuarial loss	1,110	247	3,332	742
Total defined benefit pension and post-retirement plans	1,110	247	3,332	742
Other comprehensive income (loss)	6,290	(18,887)	(25,827)	24,274
Comprehensive income	$53,286	34,275	94,645	124,751

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Stockholders’ Equity	Nine Months Ended
	September 30,
($ in thousands, except share amounts)	2015	2014
Common stock:
Beginning of year	$199,896	198,240
Dividend reinvestment plan (shares: 38,947 – 2015; 44,322 – 2014)	78	89
Stock purchase and compensation plans (shares: 686,984 – 2015; 588,858– 2014)	1,374	1,178
End of period	201,348	199,507

Additional paid-in capital:
Beginning of year	305,385	288,182
Dividend reinvestment plan	1,014	957
Stock purchase and compensation plans	14,588	11,286
End of period	320,987	300,425

Retained earnings:
Beginning of year	1,313,440	1,202,015
Net income	120,472	100,477
Dividends to stockholders ($0.42 per share – 2015; $0.39 per share – 2014)	(24,376)	(22,344)
End of period	1,409,536	1,280,148

Accumulated other comprehensive (loss) income:
Beginning of year	19,788	24,851
Other comprehensive (loss) income	(25,827)	24,274
End of period	(6,039)	49,125

Treasury stock:
Beginning of year	(562,923)	(559,360)
Acquisition of treasury stock (shares: 139,031 – 2015; 130,573 – 2014)	(3,887)	(2,920)
End of period	(566,810)	(562,280)
Total stockholders’ equity	$1,359,022	1,266,925

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Cash Flow	Nine Months Ended
	September 30,
($ in thousands)	2015	2014
Operating Activities:
Net Income	$120,472	100,477
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	43,868	31,059
Sale of renewal rights	—	(8,000)
Stock-based compensation expense	7,626	7,421
Undistributed losses (gains) of equity method investments	781	(131)
Net realized gains	(15,771)	(26,988)
Changes in assets and liabilities:
Increase in reserve for loss and loss expenses, net of reinsurance recoverables	60,065	86,887
Increase in unearned premiums, net of prepaid reinsurance	121,424	68,935
Decrease in net federal income taxes	27,980	33,596
Increase in premiums receivable	(95,188)	(66,816)
Increase in deferred policy acquisition costs	(28,058)	(16,700)
Decrease (increase) in interest and dividends due or accrued	979	(82)
Decrease in accrued salaries and benefits	(338)	(13,958)
Increase (decrease) in accrued insurance expenses	7,154	(12,545)
Increase (decrease) in other assets and other liabilities	8,039	(25,036)
Net adjustments	138,561	57,642
Net cash provided by operating activities	259,033	158,119

Investing Activities:
Purchase of fixed income securities, available-for-sale	(731,154)	(560,493)
Purchase of equity securities, available-for-sale	(192,717)	(185,529)
Purchase of other investments	(6,589)	(8,498)
Purchase of short-term investments	(1,084,794)	(1,082,192)
Sale of fixed income securities, available-for-sale	22,323	35,499
Sale of short-term investments	1,090,911	1,074,850
Redemption and maturities of fixed income securities, held-to-maturity	79,972	56,375
Redemption and maturities of fixed income securities, available-for-sale	403,510	336,939
Sale of equity securities, available-for-sale	148,228	186,001
Distributions from other investments	22,038	13,514
Purchase of property and equipment	(11,869)	(9,178)
Sale of renewal rights	—	8,000
Net cash used in investing activities	(260,141)	(134,712)

Financing Activities:
Dividends to stockholders	(22,848)	(20,899)
Acquisition of treasury stock	(3,887)	(2,920)
Net proceeds from stock purchase and compensation plans	6,016	3,554
Proceeds from borrowings	15,000	—
Excess tax benefits from share-based payment arrangements	1,498	1,024
Repayment of capital lease obligations	(3,517)	(1,858)
Net cash used in financing activities	(7,738)	(21,099)
Net (decrease) increase in cash	(8,846)	2,308
Cash, beginning of year	23,959	193
Cash, end of period	$15,113	2,501

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

 Statutory Balance Sheets

(unaudited)

	September 30,	September 30,	December 31,
($ in thousands)	2015	2014	2014

ASSETS
Bonds	$4,438,650	4,166,759	4,241,580
Common stocks	210,197	211,265	191,400
Preferred stocks	11,708	-	-
Affiliated mortgage loan	35,366	36,155	35,961
Other investments	136,591	172,505	152,154
Short-term investments	109,393	139,193	115,342
Total investments	4,941,905	4,725,877	4,736,437

Cash on hand and in banks	(6,272)	232	12,381
Interest and dividends due and accrued	37,944	37,460	38,908
Premiums receivable	648,264	588,789	556,086
Reinsurance recoverable on paid losses and expenses	11,288	10,558	9,570
Deferred tax recoverable	146,936	153,305	147,610
EDP equipment	436	567	518
Equities and deposits in pools and associations	12,394	9,966	9,915
Receivable for sold securities	64	723	34
Other assets	26,798	27,008	26,629
Total assets	$5,819,757	5,554,485	5,538,088

LIABILITIES
Reserve for losses	$2,427,024	2,408,287	2,398,531
Reinsurance payable on paid loss and loss expense	2,677	2,680	2,957
Reserve for loss expenses	526,253	475,933	493,510
Unearned premiums	1,070,250	985,089	948,826
Reserve for commissions payable	73,293	60,739	70,259
Ceded balances payable	32,626	30,036	29,624
Federal income tax payable	22,996	26,750	20,524
Premium and other taxes payable	24,257	18,068	20,137
Borrowed money	60,029	58,042	45,027
Reserve for dividends to policyholders	5,989	2,606	3,895
Reserves for unauthorized reinsurance	7,661	2,735	7,661
Payable for securities	31,974	44,712	19,950
Funds withheld on account of others	7,695	7,933	7,473
Accrued salaries and benefits	69,837	61,074	64,207
Other liabilities	89,853	46,704	97,665
Total liabilities	4,452,414	4,231,388	4,230,246

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725	42,725
Paid in surplus	492,869	492,869	492,869
Unassigned surplus	831,749	787,503	772,248
Total policyholders' surplus	1,367,343	1,323,097	1,307,842
Total liabilities and policyholders' surplus	$5,819,757	5,554,485	5,538,088

Selective Insurance Group, Inc.

Combined Insurance Company Subsidiaries

Statutory Statements Of Income

(unaudited)

	Quarter Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands)	2015		2014		2015		2014
UNDERWRITING
Net premiums written	$545,025		495,121		1,595,246		1,451,694

Net premiums earned	507,390		462,639		1,473,822		1,382,759

Net losses paid	237,573		227,149		656,683		662,435
Change in reserve for losses	(11,051)		(12,187)		28,493		66,811
Net losses incurred	226,522	44.6%	214,962	46.5%	685,176	46.5%	729,246	52.7%

Net loss expenses paid	50,084		50,339		144,145		139,178
Change in reserve for loss expenses	8,083		4,730		32,744		19,949
Net loss expenses incurred	58,167	11.5%	55,069	11.9%	176,889	12.0%	159,127	11.5%

Net underwriting expenses incurred	185,183	33.9%	165,184	33.4%	537,019	33.6%	478,387	33.0%

Total deductions	469,872		435,215		1,399,084		1,366,760
Statutory underwriting gain / (loss)	37,518		27,424		74,738		15,999

Net loss from premium balances charged off	(833)		(999)		(2,146)		(2,768)
Finance charges and other income	772		3,419		5,688		15,587
Total other income	(61)	0.1%	2,420	-0.5%	3,542	-0.2%	12,819	-0.9%
Policyholders' dividends incurred	(1,921)	0.4%	(1,156)	0.2%	(5,290)	0.4%	(3,943)	0.3%
Total underwriting gain / (loss)	35,536	90.5%	28,688	91.5%	72,990	92.3%	24,875	96.6%

INVESTMENT
Net investment income earned	31,821		33,778		91,103		105,925
Net realized gain	309		15,231		15,770		26,983
Total income before income tax	67,666		77,697		179,863		157,783

Federal income tax expense	17,938		19,099		37,729		32,052

Net income	$49,728		58,598		142,134		125,731

Policyholders' Surplus
Surplus, beginning of period	$1,344,630		1,292,961		1,307,842		1,256,431

Net income	49,728		58,598		142,134		125,731
Change in deferred taxes	752		(3,477)		(11,401)		(10,162)
Change in net unrealized capital (losses)	(6,554)		(9,553)		(20,101)		(4,414)
Dividends to stockholders	(14,438)		(14,379)		(43,314)		(43,133)
Change in non-admitted assets	(8,390)		(1,336)		(12,661)		(2,203)
Change in Overfunded Contra Asset	(281)		(1,547)		(842)		(4,640)
Qual Pen Trans Liab	1,845		1,815		5,534		5,446
Excess Plan Trans Liab	44		8		130		23
PRL Plan Trans Liab	7		7		22		18

Net change in surplus for period	22,713		30,136		59,501		66,666

Surplus, end of period	$1,367,343		1,323,097		1,367,343		1,323,097

Statutory underwriting gain	$35,536		28,688		72,990		24,875

Adjustments under GAAP:
Deferred policy acquisition costs	10,442		7,595		28,058		16,700
Other, net	(1,147)		(1,846)		(1,072)		(2,069)
GAAP underwriting gain	$44,831		34,437		99,976		39,506

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries

Alternative Investments

as of September 30, 2015

(unaudited)

	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,070,860	6,516,961	1,635,744	0.86	1.17
Silverpeak RE III	2008	15,000,000	7,847,821	2,337,031	(240,492)	0.08	0.40
Total - Real Estate		35,000,000	9,918,681	8,853,992	1,395,252	0.66	0.97

Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	-	-	0.98	0.98
GS Mezz V	2007	25,000,000	10,223,976	2,535,000	172,683	1.20	1.33
New Canaan V	2012	7,000,000	1,315,741	3,477,477	110,093	0.57	1.12
Centerfield Capital	2012	3,000,000	1,843,500	935,459	41,656	0.21	1.02
Total - Mezz. Financing		44,000,000	13,383,218	6,947,937	324,432	0.99	1.17

Distressed Debt
Varde VIII	2006	10,000,000	-	1,700,551	67,336	1.18	1.35
Distressed Managers III	2007	15,000,000	3,048,054	5,188,639	(216,722)	0.82	1.21
Total - Distressed Debt		25,000,000	3,048,054	6,889,190	(149,386)	0.98	1.27

Private Equity
Prospector	1997	5,000,000	-	442,132	161,758	2.82	2.91
Trilantic Capital Partners III	2004	10,000,000	1,373,537	1,776,610	(646,819)	1.63	1.82
NB Co-Invest	2006	15,000,000	1,398,786	5,866,795	671,800	1.06	1.47
NB Co-Invest III	2015	15,000,000	15,000,000	-	-	-	-
Trilantic Capital Partners IV	2007	11,098,351	1,512,816	5,628,312	(1,023,151)	1.16	1.67
Trilantic Capital Partners V	2012	7,000,000	4,540,668	2,077,943	(268,965)	0.01	0.85
Total - Private Equity		63,098,351	23,825,807	15,791,792	(1,105,376)	1.36	1.73

Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	3,214,009	69,034	1.06	1.35
Vintage IV	2007	20,000,000	4,241,625	8,932,506	124,854	0.91	1.37
NB SOF II	2008	12,000,000	1,953,370	5,356,496	145,951	1.08	1.51
Total - Pvt. Eq. Sec. Mkt.		44,000,000	7,094,489	17,503,011	339,839	1.00	1.40

Energy/Power Generation
ArcLight I	2002	15,000,000	-	12,455	-	1.81	1.81
ArcLight II	2003	15,000,000	-	210,482	51,814	1.41	1.42
ArcLight III	2006	15,000,000	2,037,794	1,163,392	190,825	1.36	1.43
Quintana Energy	2006	10,000,000	284,272	5,299,590	(3,033,428)	0.60	1.14
ArcLight IV	2007	10,000,000	2,287,578	2,204,965	80,582	1.23	1.45
Arclight VI	2014	15,000,000	12,247,768	2,752,232	-	-	1.00
Total - Energy/Power Generation		80,000,000	16,857,412	11,643,116	(2,710,207)	1.30	1.46

Venture Capital
Venture V	2001	9,400,000	150,000	6,538,705	1,124,400	0.82	1.53
Total - Venture Capital		9,400,000	150,000	6,538,705	1,124,400	0.82	1.53

TOTAL - ALTERNATIVE INVESTMENTS		$300,498,351	74,277,660	74,167,743	(781,046)	1.10	1.38

(1) Distributed to paid in ratio

(2) Total value to paid in ratio

Exhibit may not foot due to rounding